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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 4, 2005

                           SIGHT RESOURCE CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                                               04-3181524
(State or other jurisdiction             0-21068               (I.R.S. Employer
      of Incorporation)          (Commission File Number)    Identification No.)

8100 Beckett Center Drive  West Chester, Ohio                       45069
   (Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code (513)-942-4423

   __________________________________________________________________________
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.03 Bankruptcy or Receivership.

On November 4, 2005, the United States Bankruptcy Court for the Southern District of Ohio (the "Bankruptcy Court") entered an order (the "Confirmation Order") confirming the First Amended Joint Plan of Liquidation (the "Plan") of Sight Resource Corporation ("SRC"), together with its affiliated debtor entities (collectively, with SRC, the "Debtors"). The effective date of the Plan was November 4, 2005 ("Effective Date"). A copy of the Plan as confirmed and the Confirmation Order are attached as Exhibits 2.1 and 99.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The Plan is a liquidating plan and provides (among other things) that all equity interests in SRC and the other Debtors (other than SRC's equity interests in the other Debtors), including, without limitation, SRC common stock and any warrants, option rights, conversion rights, rights of first refusal, causes of action, or other rights (contractual or otherwise) to acquire to receive any stock or other equity ownership interests in SRC or any of the other Debtors, and any contracts, subscriptions, commitments, or agreements pursuant to which a party was or could have been entitled to receive shares, securities, or other ownership interests in SRC or any of the other Debtors, were cancelled as of the effective date of the Plan. The holders of such interests will not receive or retain any property under the Plan on account of such interests and will receive no distribution under the Plan. The holders of such interests are, therefore, deemed to have rejected the Plan and are not entitled to vote on the Plan.

As of the Effective Date, SRC had 50,423,261 shares issued and outstanding. No shares will be issued in connection with the Plan. As of September 30, 2005, SRC had approximately $6,005,000 in assets and $9,095,000 in liabilities.

Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

     Not applicable.

(b)  Pro Forma Financial Information.

     Not applicable.

(c)  Exhibits.

     See Exhibit Index.

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SIGHT RESOURCE CORPORATION


Date: November 10, 2005                 By: /s/ John Pate
                                            ------------------------------------
                                            John Pate, President

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                                  EXHIBIT INDEX

Exhibit Number   Description of Exhibit
--------------   ----------------------
     2.1         First Amended Joint Plan of Liquidation for Sight Resource
                 Corporation, et al.

     99.1        Order Confirming First Amended Joint Plan of Liquidation of
                 Sight Resource Corporation, et al.
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